Supplement to the
Fidelity® U.S. Government Reserves and Fidelity Cash Reserves Fund
January 29, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

CAS/FUS-07-01 November 6, 2007
1.712068.118

Supplement to the
Fidelity® U.S. Government Reserves
and Fidelity Cash Reserves
January 29, 2007
Prospectus

The following information replaces similar information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

CAS/FUS-07-01L November 6, 2007
1.746835.116